Exhibit 99.1

PRESS RELEASE

VCG Holding Corp (ticker: PTT, exchange: AMEX) News Release

July 31, 2007

VCG Holding Corp. Announces Revised Guidance for 2007 and 2008 Run Rate

DENVER (BUSINESS WIRE) – July 31, 2007 – VCG Holding Corp. (AMEX: PTT), a leading consolidator and operator of adult nightclubs, announced that it will host a web cast and conference call today at 4:30 PM ET to discuss those matters as set forth below. The Company will post copies of the slide presentation on its website – www.vcgh.com., under the investor relations section. Everyone is encouraged to download a copy prior to the web cast. The conference call can be accessed at www.viavid.net, and participants can call 1-877-704-5381 (domestic) or 1-913-312-1295 (international).

During the conference call management will be discussing the following:

•	Revised Guidance 2007

•	2008 Run Rate

•	Assumptions Regarding Acquisitions

•	Impact of Accretive Acquisitions for Certain Metrics

•	Board Authorizes Stock Repurchase Program

About VCG Holding Corp.

VCG Holding Corp. is an owner, operator and consolidator of adult nightclubs throughout the United States. The Company currently owns fourteen adult nightclubs and one upscale dance lounge. The night clubs are located in Indianapolis, St. Louis, Denver, Colorado Springs, Raleigh, Minneapolis, and Louisville.

Forward-looking statements

Statements contained in this press release concerning future results, performance or expectations are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as assumptions on which such statements are based. All forward-looking statements in this press release are based upon information available to the Company on the date of this press release. Forward-looking statements involve a number of risks and uncertainties, and other factors, that could cause actual results, performance or developments to differ materially from those expressed or implied by those forward-looking statements including the following: failure of facts to conform to necessary management estimates and assumptions; the Company’s ability to identify and secure suitable locations for new nightclubs on acceptable terms, open the anticipated number of new nightclubs on time and within budget, achieve anticipated rates of same-store sales, hire and train additional nightclub personnel and integrate new nightclubs into its operations; the continued implementation of the Company’s business discipline over a large nightclub base; unexpected increases in cost of sales or employee, pre-opening or other expenses; the economic conditions in the new markets into which the Company expands and possible uncertainties in the customer base in these areas; fluctuations in quarterly operating results; seasonality; changes in customer spending patterns; the impact of any negative publicity or public attitudes; competitive pressures from other national and regional nightclub chains; business conditions, such as inflation or a recession, or other negative effect on nightclub patterns, or some other negative effect on the economy, in general, including (without limitation) growth in the nightclub industry and the general economy; changes in monetary and fiscal policies, laws and regulations; war, insurrection and/or terrorist attacks on United States soil; and other risks identified from time to time in the Company’s SEC reports, including the Annual Report on Form 10-KSB for 2006, Quarterly Reports on Form 10-QSB and Current Reports on Form 8-K, registration statements, press releases and other communications. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.

Contact:

Troy H. Lowrie, CEO
Brent Lewis, CFO
Donald W Prosser, CAO and Assistant CFO
VCG Holding Corporation
390 Union Blvd, Suite 540
Lakewood, Colorado 80228
Telephone	303.934.2424
Facsimile	303-922.0746
Email:	tlowrie@vcgh.com
blewis@vcgh.com
dprosser@vcgh.com